First PacTrust Bancorp, Inc.
September 2010

Forward-Looking Statements

These materials contain various forward-looking statements that are based on assumptions and describe our future plans and strategies and our expectations. These forward-looking statements are generally identified by words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those estimated include, but are not limited to the possibility that the potential private placement transaction referred to herein will not be completed within the time frame anticipated or at all; continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; our ability to implement our acquisition strategy and the applicability of the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions to us; the credit risks of lending activities, which may be affected by further deterioration in the real estate market, may lead to decreased loan delinquencies, losses and nonperforming assets in our loan portfolios, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions, either nationally or in our market area; changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; results of examinations of us by the Office of Thrift Supervision or by other regulatory authorities, including our compliance with our Memorandum of Understanding and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business, including changes in the interpretation of regulatory capital or other rules; our ability to control operating costs and expenses; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; the network and computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; adverse changes in the securities markets; earthquake, fire or other natural disasters affecting the condition of real estate collateral; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services and the other risks described as detailed in the Company's reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Important Disclosures (Cont'd)

Financial Projections

This presentation contains projections of financial performance. Such projections are, by nature, based on anticipating future events that cannot be predicted with accuracy and there is no assurance that the projections can or will be achieved. Such projections are also based on certain assumptions made at the time such projections were formulated and may not necessarily be updated for any subsequent developments. Actual results will be dependent upon a number of factors that are beyond the control of the Company and the Bank. Accordingly, the projections should not be viewed as an estimate, prediction or representation as to future results and should not be relied on in making an investment decision. Actual results may differ substantially from the projections. The information contained in this document is for information purposes only and based solely on information and data supplied by the Company and other third party sources. While the information contained in this document is based on sources believed to be reliable, neither the Company nor its representatives have independently verified the facts, assumptions, and estimates contained in this document. Accordingly, no representation or warranty, expressed or implied, is made to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information and opinions contained in this document. Investment results may vary substantially over time and from period to period based on many factors and an investor could lose its entire investment. Past performance is not necessarily indicative of future performance. Prospective investors should consult with their financial, legal, and tax advisors before making any investment decisions.

Additional Information

The potential private placement transaction referred to herein will involve the sale of securities of the Company in a transaction that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions thereunder. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

In connection with the proposed private placement, the Company plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a proxy statement. The proxy statement related to the private placement will contain important information about the proposed transaction, the Company and related matters, including the current security holdings of the Company's officers and directors. Security holders of the Company are strongly encouraged to carefully read the proxy statement and any other relevant documents filed with the SEC related to the private placement.

The Company and its respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company's directors and executive officers is available in the Company's proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 22, 2010, and will be contained in the proxy statement related to the private placement.

The final proxy statement will be mailed to stockholders of the Company. Investors and security holders will be able to obtain copies of the documents free of charge at the SEC's website, www.sec.gov.

As used herein, the "Company," "we," "us" and "our" refer to First PacTrust Bancorp, Inc. and the "Bank" refers to Pacific Trust Bank, a wholly owned subsidiary of the Company.

San Diego's Largest Federally Chartered Community Bank

Deep Community Roots
- Chartered by the U.S. Office of Thrift Supervision
- Insured by the FDIC
- Founded in 1941 with 69 years of continuous operations (public as of 2002)
- Former credit union for Rohr, Inc.
- 87 Employees and 18,000 depository relationships

Valuable Branch Network
- 9 banking locations, including 6 full service branches
- Member of CU Service Center Network with over 4,100 shared branch locations throughout the U.S.
- 1.28% cost of deposits as of 6/30/10 with no brokered funds

Disciplined Credit Team
- Average FICO score at origination of 739 (as of 12/31/09)
- Average LTV at origination of 58% (as of 12/31/09)
- No construction loans, limited land, subprime and negative amortization loans (~$33 million) as of 6/30/10

Attractive Assets
- 89% of loan portfolio is 1-4 unit residential mortgages
- Mortgages focused in beach cities throughout the San Diego area (i.e., La Jolla, Coronado, Rancho Santa Fe, Del Mar and Carlsbad)
- Approximately 1,000 residential mortgage loans (Average size $600,000) (as of 12/31/09)
- 13% home price appreciation in San Diego since second quarter of 2009

Positioned for Growth
- Balance sheet is strong with capacity to originate meaningful volumes of commercial real estate and small business (C&I) loans
- Growth plans are complimentary with regulatory goals

Ranking for Largest Community Bank Franchises in San Diego by Assets *

NAME (CHARTER TYPE)	12/31/2007	12/31/2008	12/31/2009	MOST RECENT
California Bank & Trust (STATE)	1	1	1	1
Pacific Western Bank (STATE)	2	2	2	2
Imperial Capital Bank (STATE)	3	3	FAIL	FAIL
La Jolla Bank (FEDERAL)	4	4	3	FAIL
San Diego National Bank (FEDERAL)	5	5	FAIL	FAIL
Bank of Internet USA (FEDERAL)	6	6	4	3
PACIFIC TRUST BANK (FEDERAL)	**7**	**7**	**6**	**5**
Torrey Pines Bank (STATE)	8	8	5	4
1st Pacific Bank of California (STATE)	9	10	9	FAIL
Metro United Bank (STATE)	10	9	7	6
Regents Bank (FEDERAL)	11	12	10	7
Silvergate Bank (STATE)	12	11	8	8
Balboa Thrift and Loan Association (STATE)	13	13	12	11
Discovery Bank (STATE)	14	16	NA	NA
Security Business Bank of S.D. (STATE)	15	14	13	12
Home Bank of California (STATE)	16	17	14	15
California Community Bank (STATE)	17	15	11	10
Neighborhood National Bank (FEDERAL)	18	18	16	14
San Diego Trust Bank (STATE)	19	NA	15	13
Rancho Santa Fe Thrift & Loan (STATE)	20	20	NA	NA
Borrego Springs Bank (FEDERAL)	NA	19	20	16
San Diego Private Bank (STATE)	NA	NA	17	17
First Business Bank (FEDERAL)	NA	NA	18	18
Seacoast Commerce Bank (STATE)	NA	NA	19	19
Coronado First Bank (STATE)	NA	NA	NA	20

*Source: FDIC Website as of 6/30/2010.

First PacTrust Announced Pending Transformational Private Placement To Pursue Growth

Enhance Management Team

- Enhanced management team better enables the Bank to pursue a robust commercial banking strategy expanding into more profitable loan categories (i.e. CRE, C&I) and business lines (i.e. small business banking, servicing, asset management, secondary portfolio acquisitions)
- Gregory Mitchell, former CEO of California National Bank, has been engaged as a consultant to help the Bank identify and build its management team and is expected to become CEO of First PacTrust following the closing of the private placement
- Bank planning to hire following roles/positions: chief retail officer, chief administrative officer, loan and core deposit production personnel, a commercial lending team, a risk officer, and capital markets personnel

The First PacTrust Opportunity

- Through the infusion of $60 million at $11.00 per share and the introduction of additional management support, Pacific Trust Bank should strengthen its market position in San Diego and expand its footprint throughout Southern California
- Failures of San Diego National Bank, Imperial Capital Bank, 1st Pacific Bank of California and La Jolla Bank have provided a significant void in the San Diego community banking market while failures and distress in Orange and Los Angeles counties provide additional growth opportunities
- Distress and lack of core profitability experienced by subscale community banks in Southern California presents attractive acquisition candidates

Growth Capital

- Proceeds of the recapitalization expected to be used to repay TARP and pursue growth in the Bank's target markets
- Strong regulatory capital ratios along with enhanced management team better position the Bank for robust organic growth and other strategic opportunities, including acquisitions

Private Placement Overview

Offering Size:	***$60 million ($56.15 million net proceeds)***
Price:	***$11.00 / share***
Lead Investors:	***TCW Shared Opportunity Fund V, COR Capital LLC***
Anticipated Completion:	***Fourth Quarter 2010***

Pacific Trust Bank's CAMEL Summary

	As of 6/30/10	Pro Forma
CAPITAL	• $18.21 Tangible Common Equity per share (1) • $77.3 million Tangible Common Equity (1) • 12.13% Tier 1 Risk-Based • 13.38% Total Risk-Based • $40 million market cap	• $13.76 Tangible Common Equity per share • $133.45 million Tangible Common Equity (1) • 19.52% Tier 1 Risk-Based (est) (2) • 20.77% Total Risk-Based (est) (2) • $107 million market cap ($11.00 stock price)
ASSETS	• $723.6 million loan portfolio • 2.44% Reserves / Loans • 3.3% NPL / Assets • 89% of loans 1-4 unit residential mortgages	• Growth targets emphasizing diversification into CRE and C&I loans • Ability to secure performing loan portfolios from distressed sellers
MANAGEMENT	• Since its formation in 1941 (and its 2002 conversion to a publicly traded thrift), Pacific Trust Bank has maintained a solid and disciplined approach to lending	• Pacific Trust Bank plans to expand its management team to include a group led by Gregory Mitchell, a former regulator, investment banker and most recently CEO of California National Bank
EARNINGS	• Net interest margin 3.47% YTD • 2010 core (pre-tax, pre-provision) earnings estimate $15.8 million; est. core earnings ROE 20.4%, est. core earnings ROA 1.79% (1) • 2.1% dividend yield as of 8/27/2010	• 4.5% target net interest margin from improving mix of loans and deposits • Target after-tax 15% ROE and 1.5% ROA
LIQUIDITY	• $682 million retail deposits • No brokered deposits • 1.28% cost of deposits • $111 million in cash and securities	• Increase DDA and other core accounts through de novo branching and hiring of skilled community bankers focused on building out commercial banking strategy • Enhance liquidity

(1) See "Non-GAAP Financial Information." Core earnings projection per 8-K released on July 27, 2010.

(2) Pro forma capital ratios shown above represent levels if all proceeds are downstreamed to the Bank; however, current plans include $11.0 million in proceeds to be downstreamed to the Bank upon the close of the transaction with the remaining proceeds to stay at the holding company. The additional proceeds will be downstreamed to the Bank as necessary.

First PacTrust Has A Three-Part Growth Strategy

1. Organic Growth

- Strengthen management and commence growth strategy within the Bank's primary footprint
  - Locate and open new retail banking locations and staff with well known community bankers to attract core deposits
  - Enhance loan and deposit product set
  - Establish high quality C&I and community banking relationships
- Diversify portfolio and prudently deploy capital by originating high quality commercial real estate and C&I loans
  - Very high market demand with limited supply of lenders in Southern California
  - Strengthens balance sheet and reduces concentration risk

2. Traditional M&A

- Selectively explore traditional acquisitions
- Focus on banks with the following characteristics
  - Privately held or limited trading liquidity
  - Subscale (< $1.5 billion in assets)
  - Broken business models
- Strategic benefits to franchise development
  - Markets
  - Products
  - People

3. FDIC-Assisted M&A

- Pursue strategic transactions with FDIC assistance
- FDIC will typically provide downside protection for approximately 80% of certain loan losses
- Right to assume or rescind all contracts of the failed bank (i.e. leases)
- Focus on smaller banks (i.e., $500 million in assets and less) in attractive markets
- FDIC's troubled list is currently over 800 banks

Bank's Primary Market Area Recovering

First PacTrust's primary market area of San Diego has exhibited strong recovery rates in home prices.



San Diego County Home Prices (1)
160%
140%
120%
100%
80%
60%
40%
20%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2009: 111%
2003: 99%
2008: 93%
2004: 75%
2007: 71%
2005: 67%
2006: 66%
58% Avg LTV
2003 2004 2005 2006 2007 2008 2009

San Diego Market

- Leading Southern California recovery
- 3rd highest home price increase (13%) since 2009 as measured by S&P Case Shiller Home Price index
- Strong economy with vast and growing military presence and robust tech industry

(1) Source: S&P Case Shiller Home Price Index for San Diego County.

FPTB currently trades at a significant discount to peers at 2.6x core earnings and 53% of the tangible book value.

Market Valuation of Comparable Banks (1)

Dividend Paying Banks, < $2.5b in Assets, Raised > $30m since 1/2009							
Company Name	Ticker	State	Stock Price	TBV	Price / TBV	2010E Core Earn's ($mm)	Core P/E
Tower Bancorp, Inc.	TOBC	PA	$18.78	$19.04	99%	$22.1	6.1x
Orrstown Financial Services, Inc.	ORRF	PA	21.47	17.20	125%	31.5	5.4
Univest Corporation of Pennsylvania	UVSP	PA	16.78	12.86	130%	NA	NA
First of Long Island Corporation	FLIC	NY	24.70	18.31	135%	26.2	8.2
CNB Financial Corporation	CCNE	PA	12.91	8.14	159%	19.3	8.2
Lakeland Financial Corporation	LKFN	IN	19.30	14.56	133%	59.5	5.2
Sterling Bancorp	STL	NY	8.85	6.38	139%	41.7	5.7
MidSouth Bancorp, Inc.	MSL	LA	12.45	11.00	113%	11.1	10.9
Bank of Commerce Holdings	BOCH	CA	4.09	4.84	84%	18.3	3.8
Pacific Continental Corporation	PCBK	OR	8.50	8.05	106%	24.1	6.5
Washington Banking Company	WBCO	WA	12.54	8.98	140%	28.9	6.6
CenterState Banks, Inc.	CSFL	FL	8.39	7.78	108%	19.0	13.3
Cardinal Financial Corporation	CFNL	VA	9.16	7.07	130%	37.2	7.1
Average					**123%**		**7.2x**
Median					**130%**		**6.6**
First Pacific Trust (Status Quo)	**FPTB**	**CA**	**$9.61**	**$18.21**	**53%**	**$15.8**	**2.6x**
First Pacific Trust (Pro Forma)	**FPTB**	**CA**	**9.61**	**13.76**	**70%**	**15.8**	**2.6**

(1) Source: SNL. Core earnings defined as pre-tax, pre-provision earnings and is per 8-k released on July 27, 2010. Stock prices as of 8/27/10.

Transaction Improves Bank's Capital Markets Exposure

PRE RECAPITALIZATION

1. **Limited Information to Investor Community**
   - No analyst coverage
   - No earnings conference calls
2. **Limited Trading Liquidity**
   - Limited trading liquidity which reduces the Bank's appeal to larger investors
   - Stock trades at a liquidity discount
   - Limited capital markets activities
3. **Limited Growth Capital and Capabilities**
   - With its historical capital levels and strategic focus, the Bank has not been perceived as a high growth institution or market consolidator
   - Absence of robust commercial real estate or C&I lending capabilities has created market perception of Bank as an SFR portfolio lender unable to take advantage of lending opportunities

POST RECAPITALIZATION

1. **Enhanced Information to Investor Community**
   - Pursue sell-side analyst coverage and increased investor communications
2. **Enhanced Trading Liquidity**
   - Recap will more than double the Bank's share count and increase liquidity
   - Analyst coverage is expected to further contribute to enhanced liquidity
   - Participation in roadshows, conferences and other capital markets activities
3. **Enhanced Growth Capital and Capabilities**
   - With an over-capitalized balance sheet and an enhanced management team, the Bank is in a better position to take advantage of market opportunities
   - It is expected that the new management personnel will bring significant CRE and C&I lending and risk management capabilities

First PacTrust is addressing each of these issues and seeks to narrow its valuation gap from its peers.

Appendix

FIRST PACTRUST BANCORP, INC.

Franchise Map and Branches



Maywood
Commerce
LOS ANGELES
Rowland Heights
Mira Loma
Rubidoux
SAN BERNARDINO
Bell Gardens
Downey
La Habra
Los Serranos
Riverside
Moreno Valley
Beaumont
Cherry Valley
Lynwood
Norwalk
Norco
Banning
Compton
Fullerton
Woodcrest
Home Gardens
CALIFORNIA
West Carson
Buena Park
Anaheim
Corona
Perris Reservoir
Stanton
Garden Grove
Santa Ana
Perris
San Jacinto
Long Beach
Fountain Valley
ORANGE
Hemet
Irvine
Santiago Peak
Sun City
Homeland
Huntington Beach
Costa Mesa
Lake Elsinore
Newport Beach
Laguna Hills
Mission Viejo
Wildomar
Lake Skinner
Aliso Viejo
Laguna Niguel
Laguna Beach
Murrieta
Dana Point
Temecula
San Juan Capistrano
San Clemente
Agua Tibia Wilderness
Fallbrook
Pala I.R.
Santa Catalina Island
Channel Islands
Gulf of Santa Catalina
Vista
Oceanside
Carlsbad
San Marcos
Escondido
Ramona
Encinitas
Solana Beach
Del Mar
Poway
Pacific Ocean
Lake Miramar
Santee
La Mesa
El Cajon
San Diego
Lemon Grove
National City
Coronado
Chula Vista
Imperial Beach
Agua Caliente
Tijuana

Temecula Branch



Riverside Branch



Rancho Bernardo Branch



El Cajon Branch



Balboa Branch



Chula Vista Main Branch



Chula Vista Admin Center



Mini Branches

Chula Vista



Riverside



Pacific Trust Bank Loan Composition

Pacific Trust Bank's loan portfolio consists predominantly of 1-4 family loans making up 88.6% of the Bank's gross loans.



Loan Breakdown as of 6/30/10
Land 1.5%
Consumer 0.2%
Commercial RE 5.5%
C&I 0.1%
Multi Family 4.1%
Construction 0.0%
1-4 Family 88.6%

Loan Locations



Chico
Reno
Nevada
Yuba City
Carson City
Santa Rosa
Davis
Sacramento
Petaluma
Concord
Stockton
San Francisco
Modesto
San Jose
California
Santa Cruz
Madera
Watsonville
Fresno
Salinas
Death Valley National Park
Hanford
Visalia
Las Vegas
Porterville
San Luis Obispo
Bakersfield
Mojave National Preserve
Santa Maria
Lompoc
Santa
Los Angeles
Long Beach
Mission Viejo
El Caj
Mexica
Tecate
Tijuana

Non-Performing Asset Overview

Of the $61.9m in NPAs, nearly 40% are TDRs and the $8.3 million in REOs consist of just 5 assets. [(1)]

Non-Performing Asset Analysis


$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$61.9m
($24.2m)
($8.3m)
$29.4m
($17.7m)
($4.9m)
$6.8m
Current Non-Perf Assets
TDRs
OREOs
Non-Perf Loans
Loan Loss Reserves
Tax Adjustment
Net NPL Exposure [(2)]

(1) Non-performing Assets (NPA) = Non-performing Loans (NPLs) + OREOs.
(2) Net NPL Exposure is NPLs net of loan loss reserves and tax adjustment.

Strong Capital Position

First PacTrust's capital ratios exceed "well-capitalized" levels and will be further enhanced following the private placement.


Regulatory Ratios
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
14.20%
9.20%
5.00%
19.52%
12.13%
6.00%
20.77%
13.38%
10.00%
14.53%
8.77%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital
Total Risk-Based Captial
TCE Ratio
Well Capitalized Min
Status Quo
Pro Forma

Note: Ratios as of 6/30/10. Pro forma capital ratios shown above represent levels if all proceeds are downstreamed to the Bank; however, current plans include $11.0 million in proceeds to be downstreamed to the Bank upon the close of the transaction with the remaining proceeds to stay at the holding company. The additional proceeds will be downstreamed to the Bank as necessary.

Timeline for Private Placement Closing

Public Announcement	**7/31/10**
- Signed investor commitments	
- Deposits held in escrow	
Preliminary Earnings Announcement	**10/2010 ***
Shareholder Vote	**4Q10 ***
Closing	**4Q10 ***

* Expected timeframe.

Non-GAAP Financial Information

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include tangible common equity, tangible common equity per share and core (pre-tax, pre-provision) earnings.

Tangible common equity and tangible common equity per share are calculated by excluding preferred equity from stockholders' equity and excluding any intangible assets (of which we currently have none) from assets. We believe that this is consistent with the treatment by the Office of Thrift Supervision, our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios.

Core (pre-tax, pre-provision) earnings are calculated by adding provision for loan losses to income before income taxes. Management believes that presenting core (pre-tax, pre-provision) earnings is useful in assessing our core performance and trends, particularly during periods of economic stress.

Reconciliations of the non-GAAP measures to the comparable GAAP measures are provided below.

The following table presents a reconciliation of tangible common equity to stockholders' equity (dollars in thousands):

	As of 6/30/10		Pro Forma (1)	
Stockholders' equity:	$	96,413	$	133,450
Less: Intangible assets		0		0
Tangible equity		96,413		133,450
Less: Preferred equity		(19,113)		0
Tangible common equity	$	77,300	$	133,450

(1) Giving effect to estimated net proceeds from private placement of $56.15 million. Assumes net proceeds used in part to redeem TARP preferred stock.

Non-GAAP Financial Information (Cont.)

The following table presents a reconciliation of tangible common equity per share to stockholders' equity per share:

	As of 6/30/10		Pro Forma [1]	
Stockholders' equity per share:	$	22.72	$	13.76
Less: Effect of intangible assets		0.00		0.00
Tangible equity per share		22.72		13.76
Less: Preferred equity		(4.50)		0.00
Tangible common equity per share	$	18.21	$	13.76

The following table presents a reconciliation of estimated core (pre-tax, pre-provision) earnings for 2010 to estimated net income for 2010 (dollars in thousands) :[2]

Estimated net income:	$	5,341
Plus: Estimated income tax expense		3,491
Estimated pre-tax net income:		8,832
Plus: Estimated provision for loan losses		6,933
Estimated core (pre-tax, pre-prov.) earnings:		15,765

(1) Giving effect to estimated net proceeds from private placement of $56.15 million. Assumes net proceeds are used in part to redeem TARP preferred stock.
(2) The estimated amounts in this table are per the 8-K released on July 27, 2010 and are based on annualized operating results for the quarter ended March 31, 2010 and were prepared assuming that the private placement transaction would be completed in the third quarter of 2010. Such estimated amounts have not been updated for operating results for the quarter ended June 30, 2010 and the private placement transaction is now expected to be completed in the fourth quarter of 2010.

Non-GAAP Financial Information (Cont.)

The following table presents the derivation of the estimated return on equity (ROE) utilizing the estimated 2010 core earnings and the June 30, 2010 equity balance:

2010 projected core earnings [(1)]	$15.765m
Equity as of June 30, 2010	$77.3m
Core Earnings ROE	**20.4%**

The following table presents the derivation of the estimated return on assets (ROA) utilizing the 2010 estimated core earnings and the June 30, 2010 asset balance:

2010 projected core earnings [(1)]	$15.765m
Assets as of June 30, 2010	$881.5m
Core Earnings ROA	**1.79%**

(1) Core earnings projection per 8-K released on July 27, 2010. See footnote (2) on prior page.